UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 6, 2009 (November 4, 2009)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive

offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number,

including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2009, Quality Distribution, Inc. (the “Company”) appointed Kevin E. Crowe as a member of the Board of Directors of the Company.

Mr. Crowe (27) has been employed by Apollo Management, L.P. (“Apollo”) since August of 2006. From June of 2004 until June of 2006, Mr. Crowe was a member of the Financial Sponsors Group within the Global Banking department at Deutsche Bank. Mr. Crowe graduated in 2004 from Princeton University with an AB in Economics and a certificate in Finance.

Mr. Crowe’s appointment fills the vacancy created by Stanly Parker, Jr.’s departure. Mr. Parker stepped down from the Board of Directors on November 4, 2009 to devote more time to other business activities unrelated to the Company. Mr. Parker joined the Board of Directors of the Company in 2008 and is a partner of Apollo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: November 6, 2009	By:	/S/ STEPHEN R. ATTWOOD
	Name:	Stephen R. Attwood
	Title:	Chief Financial Officer